                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our reports dated July 14, 2000, relating to the May 31, 2000 financial statements and financial highlights of J.P. Morgan Institutional Disciplined Equity Fund and the financial statements and supplemental data of The Disciplined Equity Portfolio, which appear in the May 31, 2000 Annual Reports to Shareholders, which are also incorporated by reference into the N-14 Registration Statement. We also consent to the references to us under the headings "Certain Arrangements with Service Providers- Other Services," "Accountants," "Financial Statements and Experts" and "Financial Statements" in such Registration Statement.

We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Financial Statements" in J.P. Morgan Institutional Disciplined Equity Fund's registration statement on Form N-1A, dated March 1, 2001, which is incorporated by reference into this N-14 Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
April 12, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our reports dated July 14, 2000, relating to the May 31, 2000 financial statements and financial highlights of J.P. Morgan Disciplined Equity Fund and the financial statements and supplemental data of The Disciplined Equity Portfolio, which appear in the May 31, 2000 Annual Reports to Shareholders, which are also incorporated by reference into the N-14 Registration Statement. We also consent to the references to us under the headings "Certain Arrangements with Service Providers- Other Services," "Accountants," "Financial Statements and Experts" and "Financial Statements" in such Registration Statement.

We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Financial Statements" in J.P. Morgan Disciplined Equity Fund's registration statement on Form N-1A, dated March 1, 2001, which is incorporated by reference into this N-14 Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
April 12, 2001